UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 26, 2007
                                                         ----------------


                                 CDW Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)



           Illinois                        0-21796                36-3310735
           --------                        -------                ----------
(State or Other Jurisdiction       (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

        200 N. Milwaukee Ave.
       Vernon Hills, Illinois                                      60061
       ----------------------                                      -----
(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's telephone number, including area code: (847) 465-6000
                                                           --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On January 26, 2007, CDW Corporation (the "Registrant") issued a press release announcing its fourth quarter and full year 2006 earnings. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.


Item 9.01   Financial Statements and Exhibits.

Exhibit 99, Press Release dated January 26, 2007, announcing fourth quarter and full year 2006 earnings.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CDW CORPORATION


 Date: January 26, 2007                      By:  /s/ Barbara A. Klein
                                                  --------------------
                                                  Barbara A. Klein
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------
99                Press release dated January 26, 2007, announcing fourth
                  quarter and full year 2006 earnings.